UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 20, 2017

M.D.C. Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-8951	84-0622967
(State or other	(Commission file number)	(I.R.S. employer
jurisdiction of		identification no.)
incorporation)

4350 South Monaco Street, Suite 500, Denver, Colorado 80237
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (303) 773-1100

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(e)	On June 20, 2017, the Compensation Committee (the "Committee") of M.D.C. Holdings, Inc. (the “Company”) took the action described below with respect to compensation of executive officers.

Executive Long Term Performance Stock Unit Awards

The Committee granted long term performance stock unit (PSU) awards to Larry A. Mizel, Chief Executive Officer, David D. Mandarich, Chief Operating Officer, and Robert N. Martin, Chief Financial Officer, under the terms of the Company’s 2011 Equity Incentive Plan. The awards will be earned based upon the Company’s performance, over a three year period, measured by increasing home sale revenues over the corresponding base period, while maintaining a minimum average gross margin from home sales percentage (excluding impairments). The “Performance Period” for the awards is a three year period commencing April 1, 2017 and ending March 31, 2020. The “Base Period” for the awards is April 1, 2016 to March 31, 2017. The awards are conditioned upon the Company achieving an average gross margin from home sales percentage (excluding impairments) of at least fifteen percent (15%) over the Performance Period (the “Precondition”).

The Target Goal was established for each award based on the Company’s three year average increase in home sale revenues (“Revenue”) over the Base Period of at least 10%. The Threshold Goal was based on a three year average increase in Revenue over the Base Period of at least 5%. The Maximum Goal was based on a three year average increase in Revenue over the Base Period of 20% or more.

Upon the Company satisfying the Precondition, the following shares of Company stock would be awarded:

	Target	Threshold	Maximum

Mr. Mizel	110,000 shares	50% of Target	200% of Target

Mr. Mandarich	110,000 shares	50% of Target	200% of Target

Mr. Martín	27,500 shares	50% of Target	200% of Target

The number of shares to be awarded shall be adjusted to be proportional to the partial performance between Threshold, Target and Maximum amounts. The awards are subject to the executive’s continuous employment through March 31, 2020. A pro rata portion of the PSU will vest upon the executive’s death or disability prior to such date, conditioned upon the Company’s performance during the Performance Period and satisfaction of the Precondition. If the executive's employment is terminated without cause, the PSU will vest to the same extent as if the executive had been employed through the Performance Period. The PSU will become 100% vested upon a “change of control event” of the Company, as defined in the respective executive’s employment or change of control agreement.

The awards are also subject to the Clawback Policy adopted by the Company’s Corporate Governance/Nominating Committee on January 14, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

________________

M.D.C. HOLDINGS, INC.

Dated: June 22, 2017	By:	/s/ Joseph H. Fretz
Joseph H. Fretz
Secretary and Corporate Counsel

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